BLACKROCK SERIES FUND, INC.
BlackRock U.S. Government Bond Portfolio
(the “Fund”)

Supplement dated November 14, 2012
to the Prospectus dated May 1, 2012

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview — Key Facts about BlackRock U.S. Government Bond Portfolio — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Bob Miller	2012	Managing Director of BlackRock, Inc.
Matthew Kraeger	2012	Director of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND

The U.S. Government Bond Portfolio is managed by a team of financial professionals. Bob Miller and Matthew Kraeger are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information on the portfolio management team.

The section in the Prospectus captioned “Management of the Funds — Portfolio Manager Information — U.S. Government Bond Portfolio” is deleted in its entirety and replaced with the following:

U.S. Government Bond Portfolio

The U.S. Government Bond Portfolio is managed by Bob Miller and Matthew Kraeger, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Bob Miller	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2011; Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009; Managing Director of Bank of America from 1999 to 2007.
Matthew Kraeger	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc. from 2006 to 2008.

Shareholders should retain this Supplement for future reference.